UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 7, 2004

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On December 7, 2004, Pharmacyclics, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing the presentation of results of a Phase 1 clinical trial, which indicate that Xcytrin® (motexafin gadolinium) Injection, the company's lead cancer therapeutic candidate, has clinical activity when used as a single agent for the treatment of refractory chronic lymphocytic leukemia (CLL). The presentation occurred at the 46th Annual Meeting of the American Society of Hematology (ASH) being held in San Diego, California, December 4-7.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated December 7, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 7, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 7, 2004

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED December 7, 2004
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated December 7, 2004.